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                                                                   EXHIBIT 10.27


                      AMENDMENT TO STOCK OPTION AGREEMENTS

         THIS AMENDMENT dated as of March 11, 1999 amends each of the Incentive Stock Option Agreements listed in APPENDIX A (collectively, the "Option Agreements") by and between the undersigned optionee (the "Optionee") and Primix Solutions Inc. (f/k/a OneWave, Inc., the "Company") under the Company's 1995 Stock Plan and 1996 Stock Plan (the "Stock Plans"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Option Agreements or if not defined therein shall have the meanings ascribed to them in the respective Stock Plans.

         WHEREAS, the Company desires to provide for the acceleration of the vesting of certain stock options in the event of certain transactions or termination of employment without cause.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree that Section 1 of each of the Option Agreements be and hereby is amended by deleting in its entirety the second paragraph of Section 1 and adding the following:

         "(a) EFFECT OF CERTAIN TRANSACTIONS. In the case of (a) the dissolution or liquidation of the Company, (b) a merger, reorganization or consolidation in which a majority of the outstanding voting power of the Company is acquired by another person or entity (other than a holding company formed by the Company),
(c) the sale of all or substantially all of the assets of the Company to another person or entity, or (d) the sale of fifty percent (50%) or more of the outstanding stock of the Company to an unrelated person or entity (in each case, a "Transaction"), other than a merger transaction to be accounted for as a "pooling of interests" under APB No. 16 in which the surviving entity assumes this Stock Option (a "Pooling Transaction"), this Stock Option shall be deemed fully vested and exercisable as of the closing or consummation of such Transaction, provided that such acceleration and any notice of exercise of options that become vested as of such closing or consummation shall in all cases be subject to and contingent upon such closing or consummation. From and after the closing or consummation of any such Transaction, other than a Pooling Transaction, this Stock Option shall terminate and no longer be exercisable as to any Option Shares unexercised on or prior to the closing or consummation date of such Transaction, unless provision is made in such Transaction in the sole discretion of the parties thereto for the assumption of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, if any, with such adjustment as to the number and kind of shares and the per share exercise price as such parties shall agree to. In the event of a Pooling Transaction, this Stock Option shall remain in effect in accordance with its terms as provided herein and shall become an obligation of the surviving entity, with appropriate adjustments to the number and kind of shares and the per share exercise price as contemplated by the Stock Plans. In the event of any Transaction subject to this Section, the Company shall give to the Optionee written notice thereof at least fifteen (15) days prior to the closing or anticipated consummation date, or the record date for such transaction, if earlier.

         (b) EFFECT OF TERMINATION OF EMPLOYMENT WITHOUT CAUSE. Notwithstanding anything herein to the contrary, this Stock Option shall be deemed vested and exercisable in full upon the date on which the Optionee's employment with the Company and its Related Corporations is


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terminated by the Company without Cause (as hereinafter defined) or by the
Optionee for Good Reason. For purposes hereof, "cause" for termination shall mean: (i) dishonest statements or acts of the Optionee with respect to the Company or any Related Corporation or acting in a manner that discredits or is detrimental to the reputation, character or standing of the Company or any Related Corporation; (ii) the commission by or indictment of the Optionee for
(A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud, including, without limitation, any form of harassment ("indictment," for these purposes, means an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made); (iii) the Optionee shall commit a breach of any of the covenants, terms or provisions of the standard Company employee agreements regarding inventions, proprietary rights, confidentiality and non-competition; (iv) the Optionee shall have failed to comply with written instructions from the Company's President or shall have substantially failed to perform the Optionee's duties; or (v) gross negligence, willful misconduct or insubordination of the Optionee with respect to the Company or any Related Corporation. As used herein, the term "Good Reason" shall mean the occurrence of any of the following events: (a) a substantial adverse change in the nature or scope of the Optionee's responsibilities, authorities, powers, functions or duties; (c) a reduction in the Optionee's annual base salary except for across-the-board salary reductions similarly affecting all, or substantially all, management employees; or (c) the relocation of the offices at which the Optionee is principally employed to a location more than fifty (50) miles from such offices."

         Except as otherwise set forth herein, all other terms and conditions of the Option Agreements shall remain in full force and effect.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.

         For the convenience of the parties and to facilitate execution, this Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

                              PRIMIX SOLUTIONS INC.

                              By: /s/ LENNART MENGWAL
                                -----------------------------------
                                Name: Lennart Mengwall
                                Title:Chief Executive Officer and President


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         The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated as of March 11, 1999                     OPTIONEE:


                                               /s/ DAVID W. CHAPMAN
                                               -------------------------------
                                               Name: David W. Chapman

                                               Optionee's Address:

                                               c/o Primix Solutions Inc.
                                               One Arsenal Marketplace
                                               Watertown, MA 02472

                                               Designated Beneficiary:

                                              -------------------------------

                                               Beneficiary's Address:


                                               -----------------------------
                                               ------------------------------



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                                   APPENDIX A

Incentive Stock Option Agreement between David W. Chapman and the Company dated September 30, 1996, with EXHIBIT A thereto as follows:

1. EXHIBIT A dated as of March 26, 1997 granting 10,000 shares under the 1996 Stock Plan;


2. EXHIBIT A dated as of October 1, 1997 granting 3,703 shares under the 1995 Stock Plan;


3. EXHIBIT A dated as of March 15, 1997 granting 2,222 shares under the 1995 Stock Plan;


4. EXHIBIT A dated as of October 23, 1996 granting 1,563 shares under the 1996 Stock Plan;


5. Exhibit A dated as of September 30, 1996 granting 19 shares under the 1996 Stock Plan; and

6. EXHIBIT A dated as of November 17, 1997 granting 25,000 shares under the 1996 Stock Plan.




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